EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Blue Dolphin Energy Company (the “Blue Dolphin”) on Form 10-K for the period ended December 31, 2021 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Jonathan P. Carroll, Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer) of Blue Dolphin, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Blue Dolphin.

/s/ JONATHAN P. CARROLL
Jonathan P. Carroll

Chief Executive Officer, President, Assistant Treasurer and Secretary

(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

April 1, 2022